UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2016 (December 31, 2015)

EZTD INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51255	98-0374121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Yehezkel Koifman Street, Tel-Aviv

68012, Israel

(Address of Principal Executive Offices)

+972-73-705-8000

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 31, 2015, EZTD Inc. (the “Company”) issued a warrant to purchase 1,000,000 shares of common stock of the Company at an exercise price of $0.25 per share, which warrant fully vested upon issuance and is exercisable over a period of 24 months from the date of issuance.

The warrant was issued as additional compensation to Mr. Gustavo Perrotta, a director of the Company. The securities were issued pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the warrant issued to Mr. Perotta is filed as Exhibit 4.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Common Stock Purchase Warrant dated December 31, 2015 issued to Gustavo Perrotta.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2016	EZTD INC.

	By:	/s/ Shimon Citron
Name: Shimon Citron Title: Chief Executive Officer

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